OTHER GAINS, NET (Tables)	12 Months Ended
Dec. 31, 2017
OTHER GAINS, NET
Schedule of other gains, net

	2015	2016	2017
Gain on disposal of investments in associates	832,369	128,833	—
Gain on deemed disposal and disposal of subsidiaries	2,588,134	—	325,022
Gain on disposal and dividends of available for sale investments	38,469	140,929	79,408
Realized loss on futures, forward and option contracts, net (Note)	(477,733)	(1,290,267)	(23,951)
Unrealized (losses) /gains on futures, forward and option contracts, net (Note)	(213,085)	154,585	(131,073)
Gain on disposal of other property, plant and equipment and land use rights, net	2,317,857	816,721	77,091
Gain on previously held equity interest remeasured at acquisition-date fair value (note 38 (i))	—	—	117,640
Others	(62,458)	215,582	(124,141)
	5,023,553	166,383	319,996

Note: None of these futures, forward and option contracts was designated for hedge accounting.